Atlas Funds

Supplement dated February 27, 2007 to
Prospectus and Statement of Additional Information dated April 30, 2006

Mergers

At the February 27, 2007 meeting, shareholders of the following series of the Atlas Funds approved proposals to reorganize the following series of the Atlas Funds into a corresponding acquiring fund as specified below (each, a “Merger”):

Atlas Fund:	Acquiring Fund:
Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund
Atlas Growth Opportunities Fund	Evergreen Large Cap Equity Fund
Atlas S&P 500 Index Fund	Evergreen Equity Index Fund
Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund
Atlas Value Fund	Evergreen Disciplined Value Fund
Atlas Dual Focus Fund	Evergreen Disciplined Value Fund
Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund
Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund
Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund
Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund
Atlas U.S. Government and Mortgage Securities Fund	Evergreen U.S. Government Fund
Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund
Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund

It is currently anticipated that certain Mergers are scheduled to take place in May 2007.

New Investment Advisory Agreements and Subadvisory Agreements

At the February 27, 2007 meeting, shareholders of each of the Atlas Funds approved a new investment advisory agreement (“Advisory Agreement”) between Atlas Funds and Atlas Advisers. The Advisory Agreement took effect on February 27, 2007 and provides for the continuing management of each Atlas Fund until the date of its merger or liquidation, as applicable. Concurrently with the entry into the Advisory Agreement, new sub-advisory agreements for the Atlas Funds also took effect on February 27, 2007.

Atlas Funds Closed to New Investors

Each Atlas Fund will be closed to new investors effective as of the close of business on February 28, 2007. After this date, each Fund will continue to accept additional investments (including reinvested dividends or capital gains) from existing shareholders until the last business day before the date of the merger or liquidation of the Fund, as applicable.

At a meeting held on February 23, 2007, the Atlas Funds’ Board of Trustees (Board) unanimously approved a variety of actions as follows:

New Underwriting Agreement with Atlas Securities LLC

The Board approved a new principal underwriting agreement with Atlas Securities LLC (the “Underwriter”) (formerly Atlas Securities, Inc.) on terms substantially identical to the terms of Atlas Funds’ former principal underwriting agreement with the Underwriter. The Board was advised that Golden West’s ownership interest in the Underwriter was to be transferred to a subsidiary of the Wachovia Corporation. In approving the new principal underwriting agreement, the Board considered that this transfer would be deemed an “assignment” of the former principal underwriting agreement under the Investment Company Act of 1940 and that, as required by the terms of the former agreement, the assignment would result in its automatic termination. Atlas Securities LLC will continue to serve as underwriter for the Atlas Funds until their respective merger or liquidation.

New Interim Transfer Agency Agreement with Evergreen Service Company, LLC

In anticipation of the Mergers, the Board approved an interim Transfer Agency agreement with Evergreen Service Company, LLC (“ESC”), the current transfer agent to the Evergreen Funds, on the same terms and costs as the current transfer agent agreement between Atlas Funds and PFPC, Inc., the Atlas Funds’ current transfer agent. The period of the interim Transfer Agency agreement with ESC is expected to commence on May 11, 2007 and continue through the Merger date of each applicable Atlas Fund.

Atlas National Municipal Bond Fund

The Board unanimously approved a proposed Merger of the Atlas National Municipal Bond Fund into the Evergreen Municipal Bond Fund, a series of Evergreen Municipal Trust, and has directed that the Merger be presented to fund shareholders for consideration and approval at a special shareholders meeting. Proxy materials describing the proposed Merger and a prospectus describing the Evergreen Municipal Bond Fund are expected to be mailed to shareholders of the Atlas National Municipal Bond Fund on or about March 23, 2007. The proxy materials will also confirm the date, time and location of the special shareholders meeting. If approved by shareholders, the Merger is expected to occur in May 2007.